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                                                                 Exhibit 10.28

                            MASTER TERMINATION AGREEMENT
                            ----------------------------

     MASTER TERMINATION AGREEMENT ("THIS AGREEMENT") dated as of September 27, 1999 among VIRTUAL FUNDING, LIMITED PARTNERSHIP ("VIRTUAL FUNDING"), VESEY PARTNERS, LIMITED PARTNERSHIP ("VESEY PARTNERS"), ML LEASING EQUIPMENT CORP. ("MERRILL LEASING"), MERRILL LYNCH & CO., INC., ("MERRILL LYNCH"), SILICON GRAPHICS REAL ESTATE, INC. (the "LESSEE"), SILICON GRAPHICS, INC., as Guarantor ("SGI"), THE DAI-ICHI KANGYO BANK, LTD., NEW YORK BRANCH ("DKB"), in its individual capacity, as issuer of the letter of credit (in such capacity, the "L/C Bank"), as Collateral Agent and as Agent (in such capacity, the "Agent") for THE SUMITOMO BANK, LTD. ("SUMITOMO"), UBS AG, Stamford Branch, (formerly Swiss Bank Corporation, San Francisco Branch) ("UBS"), BANK OF AMERICA, N.A., (formerly Bank of America National Trust and Savings Association) ("BANK OF AMERICA"), THE FUJI BANK, LIMITED, ("FUJI BANK"), and ROYAL BANK OF CANADA ("ROYAL BANK" and together with DKB, Sumitomo, UBS, Bank of America, and Fuji Bank, the "BANKS").

                                W I T N E S S E T H

     WHEREAS, Virtual Funding, DKB, as L/C Bank and Agent, and the Banks entered into a certain Credit Agreement, dated as of November 18, 1993, as amended (the "CREDIT AGREEMENT");

     WHEREAS, in connection with the Credit Agreement, the following agreements, documents and instruments, among others, were executed and delivered: (i) a certain Lease Agreement, dated as of November 18, 1993, as amended (the "LEASE AGREEMENT"), between Virtual Funding and Lessee; (ii) a certain Agreement for Lease, dated as of November 18, 1993, as amended (the "AGREEMENT FOR LEASE"), between Virtual Funding and Lessee; (iii) a certain Revolving Credit Note, dated as of March 17, 1995, made by Virtual Funding to the order of DKB, (iv) a certain Revolving Credit Note, dated March 17, 1995, made by Virtual Funding to the order of Sumitomo, (v) a certain Revolving Credit Note, dated March 17, 1995, made by Virtual Funding to the order of UBS, (vi) a certain Revolving Credit Note, dated March 17, 1995, made by Virtual Funding to the order of Bank of America; (vii) a certain Revolving Credit Note, dated March 17, 1995, made by Virtual Funding to the order of Fuji Bank; (viii) a certain Revolving Credit Note, dated as of March 17, 1995, made by Virtual Funding to the order of Royal Bank; (ix) a certain Security Agreement, dated as of November 18, 1993, (the "SECURITY AGREEMENT"), between Virtual Funding and DKB, as Collateral Agent; (x) a certain Lessee's Consent to Security Agreement, dated as of November 18, 1993 (the "LESSEE'S CONSENT"), among Lessee, DKB, as Collateral Agent, and Virtual Funding; (xi) a certain Guaranty, dated as of November 18, 1993 (the "GUARANTY") from SGI to Virtual Funding; (xii) a certain Guarantor's Consent, dated as of November 18, 1993 (the "GUARANTOR'S CONSENT"), among SGI, DKB, as Collateral Agent, and Virtual Funding; (xiii) a certain Management Agreement, dated as of November 18, 1993 (the "MANAGEMENT AGREEMENT"), between Virtual Funding and Merrill Leasing; (xiv) a certain Fee Agreement, dated November 18, 1993 (the "FEE AGREEMENT"), between Virtual Funding and DKB; (xv) a certain Shortfall Agreement, dated March 15, 1995 (the "SHORTFALL AGREEMENT"), between Merrill Leasing and DKB, as Collateral Agent; (xvi) a certain Letter Agreement, dated March 15, 1995 (the "LETTER AGREEMENT"), between Merrill


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Lynch and DKB, as Collateral Agent; (xvii)  a certain Ground Lease Agreement, dated as of [November 18, 1993] (the "GROUND LEASE"), between Virtual Funding and Lessee; (xviii) a certain Ground Sublease Agreement, dated as of March
15, 1995 (the "SUBLEASE"), between Virtual Funding and Lessee; and (xix) a certain Interest Rate Agreement, dated as of July 1, 1996, (the "INTEREST
RATE AGREEMENT"), between Virtual Funding and Lessee ( collectively the INTEREST RATE AGREEMENT, SUBLEASE, GROUND LEASE, LETTER AGREEMENT, SHORTFALL AGREEMENT, FEE AGREEMENT, MANAGEMENT AGREEMENT, GUARANTOR'S CONSENT,
GUARANTY, LESSEE'S CONSENT, SECURITY AGREEMENT, AGREEMENT FOR LEASE, LEASE AGREEMENT and CREDIT AGREEMENT are herein referred to as the "Facility No. 1 Documents");

     WHEREAS, Vesey Partners, DKB, as agent and the banks parties thereto entered into a certain Loan Agreement, dated as of November 18, 1993, as amended (the "LOAN AGREEMENT");

     WHEREAS, in connection with the Loan Agreement, the following agreements, documents and instruments, among others, were executed and delivered: (i) a certain Facility #2 Security Agreement, dated as of November 18, 1993, (the "FACILITY #2 SECURITY AGREEMENT"), between Vesey Partners and DKB, as Collateral Agent; (ii) a certain Note, dated March 15, 1995, made by Vesey Partners to the order of DKB; (iii) a certain Notice of Pledge, dated November 18, 1993, (the "NOTICE OF PLEDGE"), between Vesey Partners and Virtual Funding; and (iv) a certain Fee Agreement, dated November 18, 1993, (the "FACILITY #2 FEE AGREEMENT"), between Vesey Partners and DKB (collectively the FACILITY #2 FEE AGREEMENT, NOTICE OF PLEDGE, FACILITY #2 SECURITY AGREEMENT and LOAN AGREEMENT are herein referred to as the "Facility No. 2 Documents");

     WHEREAS, the parties hereto desire to terminate the Facility No. 1 Documents and the Facility No. 2 Documents;

     NOW, THEREFORE, in consideration of the agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Credit Agreement or Lease Agreement, as the case may be.

     2. TERMINATION OF THE DOCUMENTS. Each of the parties hereto agrees that (i) except with respect to those provisions which expressly survive the termination of the Facility No. 1 Documents and Facility No. 2 Documents, the Facility No. 1 Documents and Facility No. 2 Documents to which it is a party are hereby terminated, such termination to be effective as of the date hereof, (ii) any requirement for notice (whether written or oral) with respect to the termination of any of the Facility No. 1 Documents and Facility No. 2 Documents is hereby waived by the respective parties to the Facility No. 1 Documents and Facility No. 2 Documents and (iii) any other requirement or condition precedent to the termination of any of the Facility No. 1 Documents and Facility No. 2 Documents is hereby waived or shall be deemed to have been satisfied, as the case may be.


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     3.   TERMINATION OF SECURITY; DELIVERY OF INSTRUMENTS. (i) DKB hereby agrees with Virtual Funding and Vesey Partners to deliver to Virtual Funding and Vesey Partners for the benefit of SGI and the Lessee on the date hereof executed UCC-3 termination statements and such other instruments and documents that Virtual Funding, Vesey Partners, SGI or the Lessee may reasonably request in order to evidence the termination of DKB's security interest in the property of Virtual Funding, Vesey Partners, SGI and the Lessee. DKB further agrees to take, at the sole cost and expense of the party requesting same, all action that Virtual Funding, Vesey Partners, SGI or the Lessee may reasonably request to notify the Banks that DKB's security interest in such collateral has been terminated, and (ii) Virtual Funding hereby agrees to deliver to the Lessee two quitclaim deeds, each conveying Virtual Funding's interest in and to real property and improvements comprising the Parcels of Property and Units of Equipment (in each case as defined in the Lease Agreement.).

      4. TERMINATION OF CREDIT AGREEMENT AND SURRENDER OF THE NOTES. Upon payment to the Banks of an aggregate amount equal to one hundred twenty million eight hundred fifty-nine thousand dollars ($120,859,000.00), which aggregate amount shall constitute payment in full of all Indebtedness (as defined in the Credit Agreement) owing by Virtual Funding to the Banks under the Credit Agreement, (i) DKB hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated March 17, 1995, from Virtual Funding to DKB in the principal amount of twenty-three million five hundred thousand dollars ($23,500,000), (ii) Sumitomo hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated March 17, 1995, from Virtual Funding to Sumitomo in the principal amount of twenty million dollars ($20,000,000),
(iii) UBS hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated March 17, 1995, from Virtual Funding to Swiss Bank in the principal amount of twenty million dollars ($20,000,000), (iv) Bank of America hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated March 17, 1995, from Virtual Funding to Bank of America in the principal amount of twenty million dollars ($20,000,000), (v) Fuji Bank hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated as of March 17, 1995, from Virtual Funding to Fuji Bank in the principal amount of twenty million dollars ($20,000,000), (vi) Royal Bank hereby agrees to surrender to Virtual Funding the Revolving Credit Note, dated March 17, 1995, from Virtual Funding to Royal Bank in the principal amount of twenty million dollars ($20,000,000), and (vii) each of DKB, Sumitomo, UBS, Bank of America, Fuji Bank and Royal Bank hereby agrees to deliver, at Virtual Funding's sole cost and expense such other instruments and documents that Virtual Funding may reasonably request in order to evidence the termination of the Credit Agreement, promptly upon Virtual Funding's request therefor.

     5. TERMINATION OF LOAN AGREEMENT AND SURRENDER OF NOTE. Upon payment to DKB of an aggregate amount equal to one million one hundred two thousand seven hundred twenty-five dollars ($1,102,725.00), which aggregate amount shall constitute payment in full of all Indebtedness (as defined in the Loan Agreement) owing by Vesey Partners to DKB under the Loan Agreement, (i) DKB hereby agrees to surrender to Vesey Partners for the benefit of SGI and the Lessee the Note, dated March 15, 1995 from Vesey Partners to DKB in the principal amount of one million one hundred seven thousand six hundred eighty dollars ($1,107,680), and (ii) DKB hereby agrees to deliver, at Vesey Partners' sole cost and expense such other instruments and documents that Vesey Partners may reasonably request in order to evidence the termination of the Loan Agreement, promptly upon Vesey Partners' request therefor.


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     6.   GUARANTY.  SGI, as Guarantor, agrees that it shall remain liable under the Guaranty entered into with respect to its guaranty of any and all agreements and indemnities surviving under the Lease Agreement and the Agreement for Lease.

     7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                           [The remainder of the page intentionally left blank]


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

VIRTUAL FUNDING,                             VESEY PARTNERS,
LIMITED PARTNERSHIP,                         LIMITED PARTNERSHIP,

By:  Virtual Capital, Inc., its general      By:  Vesey Capital, Inc., its
     partner                                 general partner

     By:__________________________                By:  _______________________
        Name:                                           Name:
        Title:                                          Title:


MERRILL LYNCH & CO., INC.                    ML LEASING EQUIPMENT CORP.


By:  ___________________________             By:  ____________________________
     Name:                                        Name:
     Title:                                       Title:


SILICON GRAPHICS REAL ESTATE,                SILICON GRAPHICS, INC.
INC.


By:  ___________________________             By:  ____________________________
     Name:                                        Name:
     Title:                                       Title:



THE DAI-ICHI KANGYO BANK,                    THE DAI-ICHI KANGYO BANK,
LTD., NEW YORK BRANCH, as                    LTD., NEW YORK BRANCH, as
Agent and Collateral Agent under             Agent and Collateral Agent under
the Facility No. 1 Documents                 the Facility No. 2 Documents


By:  ___________________________             By:  ____________________________
     Name:                                        Name:
     Title:                                       Title:


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THE DAI-ICHI KANGYO BANK,                    THE DAI-ICHI KANGYO BANK,
LTD., NEW YORK BRANCH, as                    LTD., NEW YORK BRANCH, as
a Bank under the Facility No. 1              a Bank under the Facility No. 2
Documents                                    Documents


By:  ___________________________             By:  ___________________________
     Name:                                        Name:
     Title:                                       Title:


THE DAI-ICHI KANGYO BANK,                    THE SUMITOMO BANK, LTD.
LTD., NEW YORK BRANCH, as
L/C Bank


By:  ___________________________             By:  ___________________________
     Name:                                        Name:
     Title:                                       Title:



UBS AG,                                      BANK OF AMERICA, N.A.
STAMFORD BRANCH


By:  ___________________________             By:  ____________________________
     Name:                                        Name:
     Title:                                       Title:


THE FUJI BANK, LIMITED                       ROYAL BANK OF CANADA




By:  ___________________________             By:  ____________________________
     Name:                                        Name:
     Title:                                       Title:

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